EXHIBIT 10.3

American Noble Gas, Inc.

15612 College Blvd.

Lenexa, KS 66219

June 8, 2022

To the Purchasers who are

Signatories to the American Noble Gas, Inc.

8% Convertible Notes and Warrant Agreements, dated as of June 8, 2022

Re: Registration Rights

Reference is made to the 8% Convertible Notes and Warrant Agreements, dated as of June 8, 2022 between American Noble Gas, Inc. (the “Company”) and the Purchasers who are signatories thereto (the “Convertible Note & Warrant”). Capitalized terms not otherwise defined in this letter agreement, shall their respective meanings ascribed to them in the Convertible Note and Warrant Agreements.

This confirms our understanding with respect to registration of the Conversion Shares and the Warrant Shares:

(a) Piggy-Back Registration Rights. In the event that the Company’s shares of Common Stock have not commenced trading on the NYSE American; the Nasdaq Capital Market; the Nasdaq Global Market; the Nasdaq Global Select Market; or the New York Stock Exchange, within one hundred twenty (120) days after the Closing Date and, thereafter, the Company determines to file a registration statement under the Securities Act to register the offer and sale, by the Company, of Common Stock (other than (i) on Form S-4 or Form S-8 under the Securities Act or any successor forms thereto or (ii) a registration of securities solely relating to an offering and sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit plan arrangement) (a “Piggy-Back Registration Statement”), the Company shall, as soon as reasonably practicable, give written notice to the holders of the Notes and/or the Warrants of its intention to so register the offer and sale of Common Stock and, upon the written request, given within three (3) Business Days after delivery of any such notice by the Company, of any such holder’s right to include in such registration the Conversion Shares and/or the Warrant Shares (collectively, the “Registrable Securities”) (which request shall specify the number of Registrable Securities proposed to be included in such registration), the Company shall cause all such Registrable Securities to be included in such Registration Statement on the same terms and conditions as the Common Stock otherwise being sold pursuant to such registered offering, which shall be provided to holders electing to include any Registrable Securities at least one (1) Business Day prior to filing such Registration Statement with the Commission. The Company shall cause such Registrable Securities to be included in such registration and shall use its best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration Statement on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration Statement that involves an underwriter or underwriters shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the sale of securities pursuant to such Piggy-Back Registration Statement.

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(b) Reduction of Offering. If the managing underwriter or underwriters for the sale of securities pursuant to a Piggy-Back Registration Statement that is to be an underwritten offering advises the Company, the holders of Registrable Securities and the shares of Common Stock for the account of other persons that the Company is obligated to register pursuant to written contractual piggy-back registration rights (the “Other Piggy-Back Registrable Securities”), in writing, that the dollar amount or number of shares of Common Stock which the Company desires to sell, taken together with the Registrable Securities and the Other Piggy-Back Registrable Securities elected to be included in such Piggy-Back Registration Statement exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the “Maximum Number of Shares”), then the Company shall include in any such registration:

(i) If the registration is undertaken for the Company’s account: (A) first, the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares and (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the Registrable Securities and the Other Piggy-Back Registrable Securities elected to be included in the Piggy-Back Registration Statement (pro rata in accordance with the number of shares of Common Stock that each such Person has requested be included in such Piggy-Back Registration Statement, regardless of the number of Registrable Securities or Other Piggy-Back Registrable Securities held by each such Person (“Pro Rata”)), and that can be sold without exceeding the Maximum Number of Shares; and

(ii) If the registration is a “demand” registration undertaken at the demand of Persons having contractual right to demand such registration, (A) first, the shares of Common Stock or other securities for the account of the demanding persons that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; and (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the Registrable Securities and the Other Piggy-Back Registrable Securities elected to be included in the Piggy-Back Registration Statement (Pro Rata), and that can be sold without exceeding the Maximum Number of Shares.

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(c) Withdrawal. Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration Statement by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Piggy-Back Registration Statement. The Company (whether on its own determination or as the result of a withdrawal by persons making a demand pursuant to written contractual obligations) may withdraw a Piggy-Back Registration Statement at any time prior to the effectiveness of such Piggy-Back Registration Statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration Statement as provided in Section (e) below.

(d) Registration Procedures. The Company will, as expeditiously as possible:

(i) Copies. The Company shall, prior to filing a Piggy-Back Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the holders of Registrable Securities included in such registration, and such holders’ legal counsel, copies of such Piggy-Back Registration Statement as proposed to be filed, each amendment and supplement to such piggy-Back Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Piggy-Back Registration Statement (including each preliminary prospectus), and such other documents as the holders of Registrable Securities included in such registration or legal counsel for any such holders may request in order to facilitate the disposition of the Registrable Securities owned by such holders.

(ii) Amendments and Supplements. The Company shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Piggy-Back Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Piggy-Back Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Piggy-Back Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Piggy-Back Registration Statement or such securities have been withdrawn or until such time as the Registrable Securities cease to be Registrable Securities as defined by the Agreement.

(iii) Notification. After the filing of a Piggy-Back Registration Statement, the Company shall promptly, and in no event more than two (2) business days after such filing, notify the holders of Registrable Securities included in such piggy-Back Registration Statement of such filing, and shall further notify such holders promptly and confirm such advice in writing in all events within two (2) business days of the occurrence of any of the following: (i) when such Piggy-Back Registration Statement becomes effective; (ii) when any post-effective amendment to such Piggy-Back Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the Commission for any amendment or supplement to such Piggy-Back Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Piggy-Back Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the holders of Registrable Securities included in such Piggy-Back Registration Statement any such supplement or amendment; except that before filing with the Commission a Piggy-Back Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Company shall furnish to the holders of Registrable Securities included in such Piggy-Back Registration Statement and to the legal counsel for any such holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such holders and legal counsel with a reasonable opportunity to review such documents and comment thereon.

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(e) Expenses. All expenses incurred by the Company in complying with the registration rights provided herein, including, without limitation, all registration and filing fees, printing expenses (if required), fees and disbursements of Company counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of FINRA, and fees of transfer agents and registrars are herein called “Registration Expenses.” All underwriting discounts, selling commissions and transfers applicable to the sale of Registrable Securities are herein called “Selling Expenses.” The Company will pay all Registration Expenses in connection with any Registration Statement described herein. Selling Expenses in connection with the Registration Statement shall be borne by the applicable holder of Registrable Securities.

This letter agreement shall be deemed to be a Transaction Document for all purposes under the SPA, including Section 4.9 thereof, and the signatory hereto shall be deemed to be a Purchaser Party for the purposes of Section 4.9 of the SPA. To be free from doubt, this letter agreement shall be subject to all the rights and obligations of the Company under the Transaction Documents.

Kindly Confirm your agreement with the above, by countersigning this Registration Rights Side Letter on the signature page below.

American Noble Gas, Inc.

By:
Name:	Stanton E. Ross
Title:	CEO, President and Chairman

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[PURCHASERS SIGNATURE PAGE TO AMERICAN NOBLE GAS, INC.

REGISTRATION RIGHTS SIDE LETTER]

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IN WITNESS WHEREOF, the undersigned has caused this Registration Rights Side Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Purchaser: ___________________________________

Signature of Authorized Signatory of Purchaser: ____________________________________

Name of Authorized Signatory: ____________________________________

Title of Authorized Signatory: ____________________________________

Email Address of Authorized Signatory: ____________________________________

Facsimile Number of Authorized Signatory: ____________________________________

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